UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 19, 2003


                                    1-31720
                            (Commission File Number)


                             PIPER JAFFRAY COMPANIES
             (Exact name of registrant as specified in its charter)



        DELAWARE                                  30-0168701
     (State or other                           (I.R.S. Employer
      jurisdiction                          Identification Number)
    of incorporation)

                          800 Nicollet Mall, Suite 800
                          Minneapolis, Minnesota 55402
              (Address of principal executive offices and zip code)

                                 (612) 303-6000
                        (Registrant's telephone number,
                              including area code)

                                (not applicable)
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is furnished as part of this report as described in Item 9.

   Exhibit
     No.                                    Description
     ---                                    -----------

     99.1      Management Presentation, dated December 19, 2003

     99.2      Press Release, dated December 19, 2003


ITEM 9. REGULATION F-D DISCLOSURE.

      Piper Jaffray Companies announced today that a management presentation will be made available via webcast beginning at 10:00 a.m. Eastern Time on Friday, December 19 through Friday, January 9, 2004 (time subject to change). All interested persons may view this management presentation by visiting WWW.NETROADSHOW.COM (password: PiperJaffray). The management presentation slides viewable on that website are attached hereto as an exhibit. Piper Jaffray Companies also announced today that it intends to hold a conference call with Piper Jaffray Companies management regarding the company. The conference call will be open to all interested persons. This conference call is scheduled for Monday, December 22, 2003 at 11:00 a.m. Eastern Time, and will last 30 minutes. Interested persons may participate by calling 1-800-340-5266 for domestic callers, or 1-706-634-7204 for international callers, and referring to conference identification number 4654295 and the leader's name, Jennifer Olson-Goude. The press release announcing the management presentation and conference call is attached hereto as an exhibit. The furnishing of this information is not intended to, and does not, constitute a determination by Piper Jaffray Companies that this information is material or that investors should consider this information before deciding to buy, sell or hold Piper Jaffray Companies securities.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             PIPER JAFFRAY COMPANIES


                          By: /s/ Andrew S. Duff
                              ------------------------------------------
                             Name: Andrew S. Duff
                             Title: President



DATE:  December 19, 2003

                                  EXHIBIT LIST


  Exhibit
    No.                            Description
    ---                            -----------

     99.1 Management Presentation, dated December 19, 2003

     99.2 Press Release, dated December 19, 2003